Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Statement of Additional Information (“SAI”)

dated October 1, 2014, as supplemented to date

Under the heading MANAGEMENT OF VC I, under the section Officers the chart is revised to delete Nori L. Gabert as Chief Legal Officer, Vice President and Secretary; to add Kathleen Fuentes as Chief Legal Officer, Vice President and Secretary; and to add John Smith as Assistant Treasurer.

Date: August 11, 2015